UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): March 24, 2006
NATIONAL ENERGY GROUP, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	0-19136	58-1922764
(State of incorporation	(Commission file number)	(I.R.S. employer identification number)
or organization)

1400 ONE ENERGY SQUARE 4925 GREENVILLE AVENUE DALLAS, TEXAS	75206
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (214) 692-9211
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On March 24, 2006, National Energy Group, Inc. (the “Company”) issued a press release reporting its financial results for the fourth quarter and year ended December 31, 2005.
     A copy of the press release is furnished as Exhibit 99.1 to this Current Report and will be published on the Company’s website at www.negx.com. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act.

Exhibit
Number	Description
99.1	Press release dated March 24, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL ENERGY GROUP, INC.
Date: March 24, 2006	By:	/s/ Philip D. Devlin
		Name:	Philip D. Devlin
		Title:	Vice President, Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press release dated March 24, 2006.

3